[LOGO OF PUTNAM INVESTMENTS]










                                                                Lincoln National
                                                    Aggressive Growth Fund, Inc.
                                                                   Annual Report
                                                               December 31, 2000

Lincoln National Aggressive Growth Fund, Inc.

Index

     Commentary

     Statement of Net Assets

     Statement of Operations

     Statements of Changes in Net Assets

     Financial Highlights

     Notes to Financial Statements

     Report of Ernst & Young LLP, Independent Auditors

Lincoln National
Aggressive Growth Fund, Inc.


Managed by: [LOGO OF PUTNAM INVESTMENTS]


The Fund returned -2.7% for the year ended December 31, 2000, while its benchmark, the S&P 400 Index* returned 17.5% for the same period.

During the year, U.S. growth stocks felt the cumulative impact of six Federal Reserve Board interest-rate increases since June 1999. Equity markets maintained their momentum in the first quarter before technology stocks plunged in early April and continued to fall for the rest of the year. GDP fell from a hearty 5.6% in the second quarter to 2.2% in the third as rising energy prices and interest rates constrained corporate and consumer demand.

Stock selection throughout the period, especially in technology, financials, healthcare, and energy contributed positively to fund performance. Growth stocks in particular, however, lagged the broad market index over this period.

Looking ahead, the market remains volatile. We believe that an uncertain economic environment will continue to pressure rapidly expanding, high-quality growth companies. We have taken steps to concentrate on growth companies with a record of expanding profits even in unsettled economic times and we are overweighting energy and financial services stocks while underweighting technology and consumer staples.


Eric M. Wetlaufer

[CHART APPEARS HERE]

This chart illustrates, hypothetically, that $10,000 was invested in the Aggressive Growth Fund on 1/3/94. As the chart shows, by December 31, 2000, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $22,767. For comparison, look at how the S&P Mid-Cap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,959. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                                           Ended
on investments                                                  12/31/00
-------------------------------------------------------------------------
One Year                                                        - 2.69%
Five Year                                                       +13.37%
Lifetime(since 1/3/94)                                          +12.47%


* Standard & Poor's Midcap 400 Index - Measures performance of 400 medium-sized companies. An investor cannot invest directly in the above index/indexes, which is/are unmanaged.

                            Aggressive Growth Fund 1

Lincoln National
Aggressive Growth Fund, Inc.

Statement of Net Assets
December 31, 2000

Investments:
                                                   Number             Market
Common Stock:                                      of Shares           Value
------------------------------------------------------------------------------
Automobiles & Automotive Parts: 0.7%
------------------------------------------------------------------------------
Danaher                                             59,200        $4,047,800
------------------------------------------------------------------------------

Banking, Finance & Insurance: 6.5%
------------------------------------------------------------------------------
Ace Limited                                         40,900         1,735,694
Capital One Financial                               98,900         6,508,856
Investment Technology*                             107,600         4,492,300
Legg Mason                                         106,200         5,787,900
M & T Bank                                          77,700         5,283,600
Providian Financial                                124,400         7,153,000
XL Capital Ltd. Class A                             31,200         2,726,100
Zions                                               78,100         4,876,369
------------------------------------------------------------------------------
                                                                  38,563,819
Business Services: 3.0%
------------------------------------------------------------------------------
Cintas                                             141,300         7,515,394
Convergys*                                         181,600         8,228,750
Diamondcluster International Class A*               61,800         1,884,900
------------------------------------------------------------------------------
                                                                  17,629,044
Cable, Media & Publishing: 3.0%
------------------------------------------------------------------------------
Cox Radio Class A*                                 121,900         2,750,369
Lamar Advertising*                                  62,600         2,415,969
Moody's Investors Services                         147,800         3,796,613
Radio One*                                          66,000           705,375
Radio One Class D*                                  93,800         1,031,800
Spanish Broadcasting Systems Class A*              108,600           543,000
Univision Communications*                          150,500         6,161,094
------------------------------------------------------------------------------
                                                                  17,404,220
Computers & Technology: 24.7%
------------------------------------------------------------------------------
Ariba*                                              45,900         2,467,125
Avanex*                                             36,000         2,144,250
Brocade Communications Systems*                    174,800        16,048,825
Comverse Technology*                                45,100         4,898,987
Electronics Arts*                                   24,200         1,031,525
Emulex*                                            106,200         8,489,362
Finisar*                                           278,200         8,067,800
Fiserv*                                            181,600         8,614,650
Internet Security Systems*                          62,200         4,878,812
Intuit*                                             89,300         3,521,769
Macrovision*                                        32,300         2,390,705
Mercury Interactive*                                70,300         6,344,575
Micromuse*                                         102,000         6,156,656
Openwave Systems*                                   86,300         4,137,006
Palm*                                              346,700         9,815,944
Peregrine Systems*                                 458,500         9,055,375
PerkinElmer*                                       100,900        10,594,500
Portal Software*                                    86,400           677,704
Rational Software*                                 309,900        12,066,731
Redback Networks*                                  148,000         6,068,000
Retek*                                              55,400         1,350,375
Sandisk*                                            79,800         2,214,450
Sonus Networks*                                     44,700         1,128,675
Tibco Software*                                    129,100         6,188,731
Vignette*                                          253,300         4,559,400
WebMethods*                                         36,000         3,201,750
------------------------------------------------------------------------------
                                                                 146,113,682
Consumer Products: 0.4%
------------------------------------------------------------------------------
Estee Lauder Class A                                50,200         2,199,388
------------------------------------------------------------------------------

Electronics & Electrical Equipment: 8.4%
------------------------------------------------------------------------------
Applied Micro Circuits*                            124,500         9,343,336
Atmel*                                             451,000         5,242,875
Globespan*                                          86,100         2,367,750
Maxim Integrated Products*                          44,700         2,137,219


                                                   Number        Market
Electronics & Electrical Equipment (Cont.)         of Shares     Value
------------------------------------------------------------------------------
Qlogic*                                             21,900       $ 1,686,300
Sawtek*                                             97,800         4,517,137
Symbol Technologies                                269,900         9,716,400
Vitesse Semiconductor*                             121,500         6,720,469
Waters*                                             93,700         7,823,950
------------------------------------------------------------------------------
                                                                  49,555,436
Energy: 9.7%
------------------------------------------------------------------------------
BJ Services*                                        79,000         5,441,125
Cooper Cameron*                                     57,700         3,811,806
Devon Energy                                        98,800         6,023,836
Dynegy                                              78,900         4,423,331
Global Marine*                                     269,900         7,658,412
Murphy Oil                                          80,500         4,865,219
Nabors Industries*                                 125,200         7,405,580
Smith International*                                72,700         5,420,694
Southern Energy*                                    85,200         2,412,225
Transocean Sedco Forex                             219,200        10,083,200
------------------------------------------------------------------------------
                                                                  57,545,428
Environmental Services: 0.8%
------------------------------------------------------------------------------
Ecolab                                             104,900         4,530,369
------------------------------------------------------------------------------

Food, Beverage & Tobacco: 0.8%
------------------------------------------------------------------------------
Darden Restaurants                                 206,700         4,728,262
------------------------------------------------------------------------------

Healthcare & Pharmaceuticals: 22.3%
------------------------------------------------------------------------------
Abgenix*                                            49,800         2,941,313
Allergan                                           175,500        16,990,594
Andrx Group*                                        40,300         2,332,362
Applera Corp-PE Biosystems                         139,900        13,159,344
Diversa*                                            46,900           841,269
Forest Laboratories*                                51,300         6,816,487
Gilead Sciences*                                    54,200         4,495,212
Human Genome Sciences*                              27,100         1,878,369
Idec Pharmaceuticals*                               43,800         8,302,838
Idexx Laboratories*                                100,800         2,217,600
Immunex*                                           252,400        10,253,750
Inhale Therapeutic Systems*                         96,700         4,883,350
Ivax*                                              200,950         7,696,385
Laboratory Corp Of American Holdings*               19,800         3,484,800
Medarex*                                            48,300         1,968,225
Medimmune*                                         260,000        12,398,750
Millennium Pharmaceuticals*                        139,100         8,606,812
Protein Design Labs*                                46,900         4,074,437
Quest Diagnostics*                                  41,000         5,822,000
Sepracor*                                          106,200         8,509,275
UnitedHealth Group                                  67,800         4,161,225
United Therapeutics*                                18,500           272,875
------------------------------------------------------------------------------
                                                                 132,107,272
Leisure, Lodging & Entertainment: 2.2%
------------------------------------------------------------------------------
Four Season Hotels                                  40,600         2,583,175
Harley-Davidson                                    203,200         8,077,200
International Game Technology*                      47,900         2,299,200
------------------------------------------------------------------------------
                                                                  12,959,575
Office & Industrial REITs: 0.3%
------------------------------------------------------------------------------
Boston Properties                                   44,700         1,944,450
------------------------------------------------------------------------------

Retail: 4.8%
------------------------------------------------------------------------------
BJ's Wholesale Club*                               126,500         4,854,437
Family Dollar Stores                               314,100         6,733,519
Radioshack                                          85,700         3,669,031
Starbucks*                                         188,500         8,341,125
Tiffany                                            157,500         4,980,937
------------------------------------------------------------------------------
                                                                  28,579,049
Telecommunications: 4.4%
------------------------------------------------------------------------------
Allegiance Telecom*                                 72,100         1,605,350
Crown Castle*                                      172,800         4,676,400
McLeodusa Class A*                                 376,300         5,315,238
Polycom*                                            85,000         2,735,938
Research In Motion*                                 82,700         6,616,000
Telephone & Data Systems                            59,300         5,337,000
------------------------------------------------------------------------------
                                                                  26,285,926

                            Aggressive Growth Fund 2

                                                   Number       Market
Utilities: 1.7%                                    of Shares    Value
------------------------------------------------------------------------------
Calpine*                                           144,300      $  6,502,519
CMS Energy                                         116,400         3,688,425
------------------------------------------------------------------------------
                                                                  10,190,944
Total Common Stock: 93.7%
(Cost $543,218,527)                                              554,384,664
------------------------------------------------------------------------------
                                                   Par
Repurchase Agreement:                              Amount
------------------------------------------------------------------------------
JP Morgan Securities Repurchase
Agreement, dated 12/29/00, 6.40%,
maturing 1/2/01, collateralized by $34,890,000
Federal Home Loan Bank, 6.375%, 11/15/02
market value $35,641,225                           $34,931,000    34,931,000
------------------------------------------------------------------------------

Total Repurchase Agreement: 5.9%
(Cost $34,931,000)                                                34,931,000
------------------------------------------------------------------------------

Total Investments: 99.6%
(Cost $578,149,527)                                              589,315,664
------------------------------------------------------------------------------
Other Assets Over Liabilities: 0.4%                                2,097,982
------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $17.644 per share,
based on 33,520,085 shares
issued and outstanding)                                         $591,413,646
------------------------------------------------------------------------------
Components of Net Assets at December 31, 2000:
------------------------------------------------------------------------------
Common Stock, par value $.01 per share,
50,000,000 authorized shares                                    $    335,201
Paid in capital in excess of par value of shares issued          491,926,714
Accumulated net realized gain on investments                      87,985,594
Net unrealized appreciation of investments                        11,166,137
------------------------------------------------------------------------------
Total Net Assets                                                $591,413,646
------------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

                            Aggressive Growth Fund 3

Lincoln National Aggressive Growth Fund, Inc.
Statement of Operations
Year ended December 31, 2000

Investment income:
 Interest                                                 $   1,287,466
--------------------------------------------------------------------------
 Dividends                                                      946,605
--------------------------------------------------------------------------
  Total investment income                                     2,234,071
--------------------------------------------------------------------------

Expenses:
 Management fees                                              4,181,027
--------------------------------------------------------------------------
 Accounting fees                                                256,152
--------------------------------------------------------------------------
 Printing and postage                                            84,700
--------------------------------------------------------------------------
 Custody fees                                                    48,882
--------------------------------------------------------------------------
 Professional fees                                               23,220
--------------------------------------------------------------------------
 Directors fees                                                   4,200
--------------------------------------------------------------------------
 Other                                                           58,933
--------------------------------------------------------------------------
                                                              4,657,114
--------------------------------------------------------------------------
Less expenses paid indirectly                                    (6,404)
--------------------------------------------------------------------------
  Total expenses                                              4,650,710
--------------------------------------------------------------------------
Net investment loss                                          (2,416,639)
--------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments:
 Net realized gain on investment transactions                91,284,263
--------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
   of investments                                          (128,644,809)
--------------------------------------------------------------------------
Net realized and unrealized loss on investments             (37,360,546)
--------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                                 $ (39,777,185)
--------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                      Year ended       Year ended
                                                      12/31/00         12/31/99
                                                      --------------------------------
Changes from operations:
--------------------------------------------------------------------------------------
 Net investment loss                                  $  (2,416,639)   $  (1,580,247)
--------------------------------------------------------------------------------------
 Net realized gain on investment transactions            91,284,263       48,798,680)
--------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
 of investments                                        (128,644,809)      87,585,017
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                               (39,777,185)     134,803,450
--------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                            --          (29,870)
--------------------------------------------------------------------------------------
 Net realized gain on investment transactions           (28,759,205)              --
--------------------------------------------------------------------------------------
  Total distributions to shareholders                   (28,759,205)         (29,870)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions               211,757,165      (21,947,147)
--------------------------------------------------------------------------------------
 Total increase in net assets                           143,220,775      112,826,433
--------------------------------------------------------------------------------------
Net Assets, beginning of year                           448,192,871      335,366,438
--------------------------------------------------------------------------------------
Net Assets, end of year                               $ 591,413,646    $ 448,192,871
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                            Aggressive Growth Fund 4

Lincoln National Aggressive Growth Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout each year)

                                             Year ended December 31,
                                             2000(2)      1999(2),(3)  1998         1997         1996
                                             ----------------------------------------------------------------
Net asset value, beginning of year           $     19.038 $     13.367 $     16.385 $     13.980 $    12.183
Income (loss) from investment operations:
   Net investment income (loss)                    (0.083)      (0.060)       0.001        0.023       0.004
   Net realized and unrealized gain (loss)
      on investments                               (0.279)       5.732       (0.810)       3.055       1.989
                                             ----------------------------------------------------------------
   Total from investment operations                (0.362)       5.672       (0.809)       3.078       1.993
                                             ----------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                --       (0.001)      (0.023)          --      (0.004)
   Distributions from net realized gain on
       investment transactions                     (1.032)          --       (2.186)      (0.673)     (0.192)
                                             ----------------------------------------------------------------
Total dividends and distributions                  (1.032)      (0.001)      (2.209)      (0.673)     (0.196)
                                             ----------------------------------------------------------------
Net asset value, end of year                 $     17.644 $     19.038 $     13.367 $     16.385 $    13.980
                                             ----------------------------------------------------------------

Total Return(1)                                    (2.69%)      42.43%       (6.20%)      23.09%      17.02%

Ratios and supplemental data:
   Ratio of expenses to average net assets          0.78%        0.87%        0.81%        0.81%       0.82%
   Ratio of net investment income (loss)
       to average net assets                       (0.41%)      (0.48%)       0.01%        0.16%       0.03%
   Portfolio Turnover                                106%         209%         102%         105%         78%

   Net assets, end of year (000 omitted)        $591,414     $448,193     $335,366     $342,763    $242,609

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2)  Per share information was based on the average shares outstanding method.

(3) Commencing May 1, 1999 Putnam Investments replaced Lynch & Mayer as the Funds sub-adviser.

See accompanying notes to financial statements.

                            Aggressive Growth Fund 5

Lincoln National Aggressive Growth Fund, Inc.

Notes to Financial Statements

December 31, 2000

The Fund: Lincoln National Aggressive Growth Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize capital appreciation. The Fund invests in stocks of smaller, lesser-known companies, which have a chance to grow significantly in a short time.

1. Significant Accounting Policies

Security Valuation: All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2000, the custodial fees offset arrangements amounted to $6,404.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $200 million, and 0.65% of the average daily net assets of the Fund in excess of $400 million. The sub-advisor, Putnam Investments, is paid directly by the Advisor.

Delaware Service Company, Inc. ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 2000.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

                            Aggressive Growth Fund 6

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 2000 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 2000 are as follows:

     Aggregate       Aggregate       Gross              Gross            Net
     Cost of         Proceeds        Unrealized         Unrealized       Unrealized
     Purchases       From Sales      Appreciation       Depreciation     Appreciation
     --------------------------------------------------------------------------------
     $757,013,736    $605,219,954    $90,897,862        ($79,731,725)    $11,166,137

4. Supplemental Financial Instrument Information

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the repurchase price. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

5. Summary of Changes From Capital Share Transactions

                                                 Shares Issued Upon                                   Net Increase (Decrease)
                     Capital                     Reinvestment of           Capital Shares             Resulting From Capital
                     Shares Sold                 Dividends                 Redeemed                   Share Transactions
                    -----------------------------------------------------------------------------------------------------------
                     Shares       Amount         Shares      Amount        Shares       Amount        Shares      Amount
                    -----------------------------------------------------------------------------------------------------------
Year ended
  December 31, 2000: 10,267,017   $215,943,309   1,393,508   $28,759,205   (1,681,925)  ($32,945,349)  9,978,600  $211,757,165
Year ended
  December 31, 1999:  3,059,555     41,142,340       2,205        29,870   (4,608,585)   (63,119,357) (1,546,825)  (21,947,147)

6. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.


                            Aggressive Growth Fund 7

Lincoln National Aggressive Growth Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Aggressive Growth Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Aggressive Growth Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Aggressive Growth Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                               /s/ ERNST & YOUNG

Philadelphia, Pennsylvania
February 5, 2001


                            Aggressive Growth Fund 8